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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated March 8, 1996 (and to all references to our Firm), included in or made a part of this Amendment No. 1 to Form S-4 Registration Statement File No. (333-10065).


                                          ARTHUR ANDERSEN LLP


Chicago, Illinois
October 1, 1996




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